EXHIBIT 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Franklin A. Jacobs, Chief Executive Officer and Chairman of the Board of Falcon Products, Inc. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

such quarterly report on Form 10-Q of the Company for the period ended February 1, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)

the information contained in such Form 10-Q of the Company for the period ended February 1, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2003	/s/ Franklin A. Jacobs Franklin A. Jacobs Chairman of the Board and Chief Executive Officer

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